The Chaconia Income & Growth Fund, Inc.
                                File No. 33-37426

Supplement dated July 7, 2000 to
Prospectus dated April 28, 2000



     The section entitled "WHO MANAGES THE FUNDS?" in the prospectus is amended and supplemented as follows:



          On June 20, 2000, the shareholders voted to approve a new investment management agreement with Earnest Partners, LLC. Consequently, Earnest Partners, LLC (the "I&G Manager") is the investment adviser to the Chaconia I&G Fund. The I&G Manager began managing the Fund's assets on July 5, 2000. The I&G Manager's address is:

                    Earnest Partners, LLC
                    75 Fourteenth Street, Suite 2300
                    Atlanta, Georgia  30309

          The I&G Manager was organized as a Georgia limited liability company on December 22, 1997 and registered as an investment advisor on January 12, 1999. As the investment adviser to the Chaconia I&G Fund, the I&G Manager manages the investment portfolio of the Chaconia I&G Fund. As compensation for its services, the I&G Manager receives a monthly fee at an annual rate of the greater of $50,000 or 0.75 of 1% on first $10 million, 0.50 of 1% on next $10 million and 0.25 of 1% over $20 million of the Chaconia I&G Fund's average daily net assets. This compensation is identical to the compensation paid to the prior investment advisor for the I&G Fund. During the last fiscal year, the Chaconia I&G Fund would have paid the I&G Manager an annual investment advisory fee equal to 0.38% of average net assets.

          Chaconia Fund Services, Inc. (the "ACS Manager") is the investment advisor for the Chaconia ACS Fund. The ACS Manger's address is:

                    Chaconia Fund Services, Inc.
                    1000 Brickell Avenue, Suite 600
                    Miami, Florida  33131

          The ACS Manager was incorporated as a Delaware corporation on December 8, 1997 and registered as an investment advisor on July 8, 1999. As the investment advisor to the Chaconia ACS Fund, the ACS Manager will manage the investment portfolio of the Chaconia ACS Fund when it commences operations. The ACS Manager is a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation.

                     The Chaconia Income & Growth Fund, Inc.
                                File No. 33-37426

Supplement dated July 7, 2000 to
Statement of Additional Information dated April 28, 2000



     The section entitled "I&G Fund Manager" in the Statement of Additional Information is amended and supplemented as follows:

          Subject to supervision by the Board of Directors, investment management services are provided to the Chaconia I&G Fund by Earnest Partners, LLC (the "I&G Fund Manager") pursuant to an investment management agreement executed by the Chaconia I&G Fund on June 20, 2000 ("I&G Contract"). The I&G Fund Manager began managing the Fund's assets on July 5, 2000.

          Under the I&G Contract, the I&G Fund Manager provides a continuous investment program for the Chaconia I&G Fund and makes decisions and places orders to buy, sell or hold particular securities and futures. The I&G Fund Manager also supervises all matters relating to the operation of the Chaconia I&G Fund and provides clerical staff, office space, equipment and services. As compensation for its services, the I&G Fund Manager receives a monthly fee at an annual rate of the greater of $50,000 or 0.75 of 1% on first $10 million, 0.50 of 1% on next $10 million and 0.25 of 1% over $20 million of the Chaconia I&G Fund's average daily net assets. During the fiscal years ended December 31, 1999, 1998 and 1997, the Chaconia I&G Fund would have paid the I&G Fund Manager advisory fees of $216,700, $147,275 and $93,537, respectively. These fees are the same as those earned by the prior investment advisor.

          A Special Meeting of Shareholders was held on June 20, 2000, at which time the shareholders voted to approve the I&G Contract. The I&G Contract was also approved by the Board of Directors and by a majority of the directors who neither are interested persons of the Chaconia I&G Fund nor have any direct or indirect financial interest in the I&G Contract or any agreement related thereto.

          The I&G Fund Manager, a Georgia limited liability company organized on December 22, 1997, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The I&G Fund Manager is a wholly owned subsidiary of Earnest Holdings, LLC, a Delaware limited liability company. The principal executive office of Earnest Holdings, LLC is located at the same address as the I&G Fund Manager. As of March 31, 2000, the I&G Fund Manager had $1,100,000,000 in assets under management. The I&G Fund Manager provides investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, and corporations.

          The I&G Contract shall be specifically approved at least annually (i) by a majority vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Directors or by vote of a majority of the outstanding voting securities of the Chaconia I&G Fund. The I&G Contract will remain in effect until terminated by either party. The I&G Contract is terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of the Chaconia I&G Fund at any time without penalty, on 30 days' written notice to the I&G Fund Manager. The I&G Contract also may be terminated by the I&G Fund
Manager on 30 days' written notice to the Chaconia I&G Fund. The I&G Contract terminates automatically upon its assignment (as defined in the 1940 Act).

          Under the I&G Contract, the I&G Fund Manager will not be liable to the Chaconia I&G Fund for any error of judgment by the I&G Fund Manager or any loss sustained by the Chaconia I&G Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.